SEGMENT INFORMATION	12 Months Ended
Dec. 31, 2011
SEGMENT INFORMATION
SEGMENT INFORMATION

25.                               SEGMENT INFORMATION

The Group’s chief operating decision maker has been identified as the Chief Executive Officer, who reviews consolidated results when making decisions about allocating resources and assessing performance of the Group.  The Group has one operating segment.

Components of net revenues are presented in the following table:

	Years ended December 31,
	2009	2010	2011

Online advertising	$18,408	$32,003	$59,613
IVAS:
Online gaming	23,565	34,413	42,289
Other IVAS	4,711	10,119	16,065

Sub-total	28,276	44,532	58,354

Total	$46,684	$76,535	$117,967

Substantially all of the Company’s revenue for the years ended December 31, 2009, 2010 and 2011 was generated from the PRC.

As of December 31, 2010 and 2011, respectively, substantially all of long-lived assets of the Group are located in the PRC.